                                                                    EXHIBIT 1

                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(f)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the Joint Filing on behalf of each of them of a Schedule 13D with respect to the Common Stock of Coinmach Laundry Corporation, a Delaware corporation, and any further amendments thereto. This Joint Filing Agreement shall be filed as an Exhibit to the Statement on Schedule 13D.

Dated:  October __, 1996

                         MCS CAPITAL, INC.


                         By:  /s/ STEPHEN R. KERRIGAN
                            ----------------------------------------
                            Stephen R. Kerrigan
                            President


                         /s/ STEPHEN R. KERRIGAN
                         -------------------------------------------
                         Stephen R. Kerrigan


                         PRESIDENT AND FELLOWS OF HARVARD COLLEGE

                         By:  HARVARD MANAGEMENT COMPANY, INC.


                         By:/s/ TIMOTHY PETERSON
                            ----------------------------------------
                            Name:  Timothy Peterson
                            Title: Authorized Signatory

                         By: /s/ VERNE SEDLACEK
                            ----------------------------------------
                            Name:  Verne Sedlacek
                            Title: Authorized Signatory


                        HARVARD MANAGEMENT COMPANY, INC.


                        By:  /s/ TIMOTHY PETERSON
                            ----------------------------------------
                            Name:  Timothy Peterson
                            Title: Authorized Signatory



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                         /s/ MITCHELL BLATT
                         -------------------------------------------
                         Mitchell Blatt


                         /s/ ROBERT M. DOYLE
                         -------------------------------------------
                         Robert M. Doyle


                         /s/ MICHAEL E. STANKY
                         -------------------------------------------
                         Michael E. Stanky


                         /s/ CHARLES PRATO
                         -------------------------------------------
                         Charles Prato


                         /s/ JAMES N. CHAPMAN
                         -------------------------------------------
                         James N. Chapman


                         /s/ MICHAEL E. MARRUS
                         -------------------------------------------
                         Michael E. Marrus


                         /s/ DAVID TULKOP
                         -------------------------------------------
                         David Tulkop


                         /s/ RUSSELL HARRISON
                         -------------------------------------------
                         Russell Harrison


                         /s/ S.A. SPENCER
                         -------------------------------------------
                         S.A. Spencer


                         /s/ MARY M. SPENCER
                         -------------------------------------------
                         Mary M. Spencer


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